                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 29, 2003
                Date of report (Date of earliest event reported)


                                YOUBET.COM, INC.
------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



          Delaware                   33-13789             95-4627253
-----------------------------      -------------      ---------------------
(State of Other Jurisdiction        (Commission          (IRS Employer
      of Incorporation)            File Number)       Identification No.)



              5901 De Soto Avenue, Woodland Hills, California 91367

       -----------------------------------------------------------------

                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code (818) 668-2100

Item 9.   Regulation FD Disclosure

On October 29, 2003, the Oregon Racing Commission released their revised report of Quarterly Hub Handles, which indicates that Youbet.com, Inc. (the "Company") had a handle of $70,114,480 during the third quarter of 2003, which is consistent with amounts recently reported by the Company. Please note that some of our competitor's numbers that are reported herewith have been revised downward from previously published numbers of the Oregon Racing Commission. This information can be seen online at www.orednet.org/~orc/ and click on the menu choice for Account Wagering Hubs.

The information in the Oregon Racing Commission website, including the data set forth on the web page being furnished as Exhibit 99.1 to this report, has not been reviewed or in any way verified by the Company. The Company is furnishing this report to inform the market of certain changes made by the Oregon Racing Commission and not as part of any legal or regulatory obligation. The Company does not undertake, and specifically disclaims any obligation, to publicly release any revisions that may be made to the Oregon Racing Commission's website after the date of this report.




Item 7.       Financial Statement, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.
                  None.

         (b)      Proforma Financial Information.
                  None.

         (c)      Exhibits.

99       Copy of Oregon Racing Commission - Oregon Hubs Page.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    YOUBET.COM, INC.

Date:    October 29, 2003                           By: /s/ CHARLES CHAMPION
                                                    Name: Charles Champion
                                                    Title:   CEO and President

EXHIBIT 99        Copy of Oregon Racing Commission - Oregon Hubs Page
                              Oregon Racing Commission
                              Oregon Hubs Page

    "Oregon is home to five multi-jurisdictional simulcasting and interactive wagering totalizator hubs. We provide account wagering and hub information in our administrative rules. On this page you will find links to these hub sites as well as quarterly handle
                                  information."

                    Contact the ORC re: Account Wagering Hubs
                    -----------------------------------------
                              Quarterly Hub Handles

                                                                 2003
====================== ==================== ==================== ==================== ====================
Account Wagering Hub       1st Quarter          2nd Quarter          3rd Quarter          4th Quarter
====================== ==================== ==================== ==================== ====================
 Greyhound Channel          4,151,051       4,480,781            4,486,814
 ------------------
   dba US Offtrack
====================== ==================== ==================== ==================== ====================
         TVG               25,244,151       60,986,753           64,160,757
         ---
====================== ==================== ==================== ==================== ====================
     America TAB           20,881,002       27,503,590           27,573,330
     -----------
====================== ==================== ==================== ==================== ====================
     Youbet.com            52,278,105       67,973,135           70,114,480
     ----------
====================== ==================== ==================== ==================== ====================
 The Racing Channel        53,359,538       61,274,054           58,571,257
 -------------------
        dba
 Oneclickbetting.com
====================== ==================== ==================== ==================== ====================